FIRST TRUST STRATEGIC HIGH INCOME FUND II

     Proxy Card for Joint Special Meetings of Shareholders - August 8, 2011

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of Common Shares of First Trust Strategic High Income Fund II (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley, Kristi A. Maher, James M. Dykas and Erin E. Chapman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Joint Special Meetings of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 4:00 p.m. Central time on the date indicated above, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meetings of Shareholders and Joint Proxy Statement/Prospectus dated June [ ], 2011, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournment or postponement of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.



Registration dynamically printed here     THIS PROXY, WHEN PROPERLY EXECUTED,
                                          WILL BE VOTED IN THE MANNER DIRECTED
(for formatting the top of this window    BY THE UNDERSIGNED SHAREHOLDER. IF
should hit lateral line 2.7)              NO DIRECTION IS MADE, THIS PROXY
                                          WILL BE VOTED FOR THE PROPOSAL SET
                                          FORTH.

                                          PLEASE VOTE, DATE AND SIGN ON REVERSE
                                          SIDE AND RETURN PROMPTLY IN THE
                                          ENCLOSED ENVELOPE.



         PLEASE FOLD HERE AND RETURN ENTIRE PROXY CARD - DO NOT DETACH

--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II

        Proxy Card for Special Meeting of Shareholders - August 8, 2011



VOTE BY PHONE OR BY MAIL OR BY INTERNET!

CALL: TO VOTE YOUR PROXY BY PHONE, CALL OUR TOLL-FREE PROXY HOTLINE AT 1-866-530-8634. REPRESENTATIVES ARE AVAILABLE TO RECORD YOUR VOTE MONDAY THROUGH FRIDAY 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

MAIL: TO VOTE YOUR PROXY BY MAIL, MARK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR MAIL TO: FIRST TRUST FUNDS, P.O. BOX 6500, CARLSTADT, NJ 07072.

INTERNET:   TO VOTE ON THE INTERNET, GO TO WWW.PROXYONLINE.COM AND ENTER THE
            12-DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY
            CARD. FOLLOW THE INSTRUCTIONS PROVIDED.

Please be sure to sign and date this Proxy Card. Please sign exactly as your name appears on this Proxy Card When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title as such.

PLEASE MARK YOUR VOTE ON THE REVERSE OF THIS PROXY CARD.

__________________________________________________________
Shareholder sign here

__________________________________________________________
Joint owner sign here

__________________________________________________________
Date:

                IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.
                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

First Trust Strategic High Income Fund II
                                                              CONTROL NUMBER
                                                          ----------------------

                                                          ----------------------

   WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS
         MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

THE PROXY CARD MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED. IF NO INSTRUCTION HAS BEEN INDICATED BELOW, A VOTE WILL BE CAST "FOR" THE PROPOSAL. PLEASE COMPLETE AND RETURN THIS PROXY CARD PROMPTLY.

PLEASE MARK YOUR VOTE AS INDICATED IN THIS EXAMPLE [ ]


THE BOARD OF TRUSTEES RECOMMENDS A VOTE
FOR THE PROPOSAL.                                   FOR    AGAINST     ABSTAIN

PROPOSAL: To approve the issuance of additional     [ ]      [ ]         [ ]
common shares of First Trust Strategic High
Income Fund II (the "Fund") in connection with
(i) the Agreement and Plan of Reorganization between the Fund and First Trust Strategic High
Income Fund, and the transactions contemplated thereby and (ii) the Agreement and Plan of Reorganization between the Fund and First Trust
Strategic High Income Fund III, and the
transactions contemplated thereby.


NON-VOTING ITEMS



MEETING ATTENDANCE - Mark the box to the right
if you plan to attend the Special Meeting            [ ]

------------------------------------------------------------------
CHANGE OF ADDRESS - Please print new address below.



------------------------------------------------------------------


------------------------------------------------------------------
COMMENTS - Please print your comments below.



------------------------------------------------------------------

                     FIRST TRUST STRATEGIC HIGH INCOME FUND

     Proxy Card for Joint Special Meetings of Shareholders - August 8, 2011

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of Common Shares of First Trust Strategic High Income Fund (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley, Kristi A. Maher, James M. Dykas and Erin E. Chapman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Joint Special Meetings of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 4:00 p.m. Central time on the date indicated above, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meetings of Shareholders and Joint Proxy Statement/Prospectus dated June [ ], 2011, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournment or postponement of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.



Registration dynamically printed here     THIS PROXY, WHEN PROPERLY EXECUTED,
                                          WILL BE VOTED IN THE MANNER DIRECTED
(for formatting the top of this window    BY THE UNDERSIGNED SHAREHOLDER. IF
should hit lateral line 2.7)              NO DIRECTION IS MADE, THIS PROXY
                                          WILL BE VOTED FOR THE PROPOSAL SET
                                          FORTH.

                                          PLEASE VOTE, DATE AND SIGN ON REVERSE
                                          SIDE AND RETURN PROMPTLY IN THE
                                          ENCLOSED ENVELOPE.



         PLEASE FOLD HERE AND RETURN ENTIRE PROXY CARD - DO NOT DETACH

--------------------------------------------------------------------------------

                     FIRST TRUST STRATEGIC HIGH INCOME FUND

        Proxy Card for Special Meeting of Shareholders - August 8, 2011



VOTE BY PHONE OR BY MAIL OR BY INTERNET!

CALL: TO VOTE YOUR PROXY BY PHONE, CALL OUR TOLL-FREE PROXY HOTLINE AT 1-866-530-8634. REPRESENTATIVES ARE AVAILABLE TO RECORD YOUR VOTE MONDAY THROUGH FRIDAY 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

MAIL: TO VOTE YOUR PROXY BY MAIL, MARK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR MAIL TO: FIRST TRUST FUNDS, P.O. BOX 6500, CARLSTADT, NJ 07072.

INTERNET:   TO VOTE ON THE INTERNET, GO TO WWW.PROXYONLINE.COM AND ENTER THE
            12-DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY
            CARD. FOLLOW THE INSTRUCTIONS PROVIDED.

Please be sure to sign and date this Proxy Card. Please sign exactly as your name appears on this Proxy Card When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title as such.

PLEASE MARK YOUR VOTE ON THE REVERSE OF THIS PROXY CARD.

__________________________________________________________
Shareholder sign here

__________________________________________________________
Joint owner sign here

__________________________________________________________
Date:

                IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.
                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

First Trust Strategic High Income Fund

                                                              CONTROL NUMBER
                                                          ----------------------

                                                          ----------------------

   WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS
         MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

THE PROXY CARD MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED. IF NO INSTRUCTION HAS BEEN INDICATED BELOW, A VOTE WILL BE CAST "FOR" THE PROPOSAL. PLEASE COMPLETE AND RETURN THIS PROXY CARD PROMPTLY.

PLEASE MARK YOUR VOTE AS INDICATED IN THIS EXAMPLE [ ]


THE BOARD OF TRUSTEES RECOMMENDS A VOTE
FOR THE PROPOSAL.                                   FOR    AGAINST     ABSTAIN

PROPOSAL: To approve an Agreement and Plan          [ ]      [ ]         [ ]
of Reorganization pursuant to which First
Trust Strategic High Income Fund (the "Acquired
Fund") would (i) transfer all of its assets to First Trust Strategic High Income Fund II (the
"Acquiring Fund") in exchange solely for common shares of beneficial interest of the Acquiring
Fund and the Acquiring Fund's assumption of all of the liabilities of the Acquired Fund,
(ii) distribute such shares of the Acquiring
Fund to the common shareholders of the Acquired
Fund and (iii) completely liquidate, and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law.


NON-VOTING ITEMS



MEETING ATTENDANCE - Mark the box to the right
if you plan to attend the Special Meeting            [ ]

------------------------------------------------------------------
CHANGE OF ADDRESS - Please print new address below.



------------------------------------------------------------------


------------------------------------------------------------------
COMMENTS - Please print your comments below.



------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III

     Proxy Card for Joint Special Meetings of Shareholders - August 8, 2011

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of Common Shares of First Trust Strategic High Income Fund III (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley, Kristi A. Maher, James M. Dykas and Erin E. Chapman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Joint Special Meetings of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 4:00 p.m. Central time on the date indicated above, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meetings of Shareholders and Joint Proxy Statement/Prospectus dated June [ ], 2011, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournment or postponement of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.



Registration dynamically printed here     THIS PROXY, WHEN PROPERLY EXECUTED,
                                          WILL BE VOTED IN THE MANNER DIRECTED
(for formatting the top of this window    BY THE UNDERSIGNED SHAREHOLDER. IF
should hit lateral line 2.7)              NO DIRECTION IS MADE, THIS PROXY
                                          WILL BE VOTED FOR THE PROPOSAL SET
                                          FORTH.

                                          PLEASE VOTE, DATE AND SIGN ON REVERSE
                                          SIDE AND RETURN PROMPTLY IN THE
                                          ENCLOSED ENVELOPE.



         PLEASE FOLD HERE AND RETURN ENTIRE PROXY CARD - DO NOT DETACH

--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III

        Proxy Card for Special Meeting of Shareholders - August 8, 2011



VOTE BY PHONE OR BY MAIL OR BY INTERNET!

CALL: TO VOTE YOUR PROXY BY PHONE, CALL OUR TOLL-FREE PROXY HOTLINE AT 1-866-530-8634. REPRESENTATIVES ARE AVAILABLE TO RECORD YOUR VOTE MONDAY THROUGH FRIDAY 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

MAIL: TO VOTE YOUR PROXY BY MAIL, MARK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR MAIL TO: FIRST TRUST FUNDS, P.O. BOX 6500, CARLSTADT, NJ 07072.

INTERNET:   TO VOTE ON THE INTERNET, GO TO WWW.PROXYONLINE.COM AND ENTER THE
            12-DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY
            CARD. FOLLOW THE INSTRUCTIONS PROVIDED.

Please be sure to sign and date this Proxy Card. Please sign exactly as your name appears on this Proxy Card When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title as such.

PLEASE MARK YOUR VOTE ON THE REVERSE OF THIS PROXY CARD.

__________________________________________________________
Shareholder sign here

__________________________________________________________
Joint owner sign here

__________________________________________________________
Date:

                IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.
                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

First Trust Strategic High Income Fund III
                                                              CONTROL NUMBER
                                                          ----------------------

                                                          ----------------------

   WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS
         MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

THE PROXY CARD MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED. IF NO INSTRUCTION HAS BEEN INDICATED BELOW, A VOTE WILL BE CAST "FOR" THE PROPOSAL. PLEASE COMPLETE AND RETURN THIS PROXY CARD PROMPTLY.

PLEASE MARK YOUR VOTE AS INDICATED IN THIS EXAMPLE [ ]


THE BOARD OF TRUSTEES RECOMMENDS A VOTE
FOR THE PROPOSAL.                                   FOR    AGAINST     ABSTAIN

PROPOSAL: To approve an Agreement and Plan          [ ]      [ ]         [ ]
of Reorganization pursuant to which First
Trust Strategic High Income Fund III (the
"Acquired Fund") would (i) transfer all of its assets to First Trust Strategic High
Income Fund II (the "Acquiring Fund") in exchange solely for common shares of beneficial interest of the Acquiring Fund and the Acquiring
Fund's assumption of all of the liabilities of the Acquired Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders of the Acquired Fund and (iii) completely liquidate, and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law.


NON-VOTING ITEMS



MEETING ATTENDANCE - Mark the box to the right
if you plan to attend the Special Meeting            [ ]

------------------------------------------------------------------
CHANGE OF ADDRESS - Please print new address below.



------------------------------------------------------------------


------------------------------------------------------------------
COMMENTS - Please print your comments below.



------------------------------------------------------------------